COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 7:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Purchase commitment

The Company has contractual obligations to purchase goods from its manufacturer. Purchase obligations do not include contracts that may be canceled without penalty. As of December 31, 2014, outstanding purchase orders had incurred approximately $2,227 of manufacturing costs.

b.	Lease commitment: The Company rents its facilities in all locations under operating leases with lease periods expiring in 2015.

Aggregate minimum rental commitments under non-cancelable leases as of December 31, 2014 for 2015 amounted to $153. Total rent expenses for the years ended December 31, 2012, 2013 and 2014 were $116, $156 and $168, respectively.

In February 2015, the Company signed an agreement to lease new offices for RRL (see Note 14).

RRL and AMG lease cars for their employees under cancelable operating lease agreements expiring at various dates in 2015-2017.

RRL and AMG have an option to be released from this agreement, which may result in penalties in a maximum amount of approximately $55 as of December 31, 2014.

c.	Royalties:

The Company's research and development efforts are financed, in part, through funding from the OCS and BIRD. Since the Company's inception through December 31, 2014, the Company received funding from the OCS and BIRD in the total amount of $526 and $500, respectively. Out of the $526 in funding from the OCS, a total amount of $126 were royalty bearing grants (as of December 31, 2014, the Company paid royalties to the OCS in the total amount of $50), while a total amount of $400 was received in consideration of 5,237 convertible preferred A shares. The Company is obligated to pay royalties to the OCS, amounting to 3%-3.5% of the sales of the products and other related revenues generated from such projects, up to 100% of the grants received. The royalty payment obligations also bear interest at the LIBOR rate. The obligation to pay these royalties is contingent on actual sales of the applicable products and in the absence of such sales, no payment is required.The Company is obligated to pay royalties to the BIRD amounting to 5% of the sales of the products and other related revenues generated from such projects, up to 150% of the grants received. During December 2014, the Company recorded a liability of $466 as a settlement for the prepayment of amounts due under the agreement with BIRD, representing the full balance of the contingent liability related to grants received (including interest), which was paid in January 2015. Upon making this payment, the Company will eliminate all future royalty obligations related to its anticipated revenues. These expenses are included in the cost of revenues in the consolidated statement of operations.

For the years ended December 31, 2014, 2013 and 2012, the royalties expenses paid and accrued, as part of the Company's cost of revenues, was expenses in the amount of $40, $136 and $204 respectively.

As of December 31, 2014, the contingent liability to the OCS amounted to $76, and there was no contingent liability to the BIRD. The Israeli Research and Development Law provides that know-how developed under an approved research and development program may not be transferred to third parties without the approval of the OCS. Such approval is not required for the sale or export of any products resulting from such research or development. The OCS, under special circumstances, may approve the transfer of OCS-funded know-how outside Israel, in the following cases:

(a) the grant recipient pays to the OCS a portion of the sale price paid in consideration for such OCS-funded know-how or in consideration for the sale of the grant recipient itself, as the case may be, which portion will not exceed six times the amount of the grants received plus interest (or three times the amount of the grant received plus interest, in the event that the recipient of the know-how has committed to retain the R&D activities of the grant recipient in Israel after the transfer); (b) the grant recipient receives know-how from a third party in exchange for its OCS-funded know-how; (c) such transfer of OCS-funded know-how arises in connection with certain types of cooperation in research and development activities; or (d) if such transfer of know-how arises in connection with a liquidation by reason of insolvency or receivership of the grant recipient.

d.	Legal Claims:

In September 2013, a claim was filed against the Company and the University of Utah Hospital and Medical Center (UUHMC) in the Third Judicial District Court for the County of Salt Lake, State of Utah, in connection with allegations made by a ReWalk user who was injured while using ReWalk. The plaintiff claims that in April 2013 the ReWalk malfunctioned while transitioning from sitting to standing mode and is seeking damages totaling $2.9 million from the Company and UUHMC for an injury she alleges was caused by such malfunction. The Company believes that it has valid defenses to the claim. The Company is currently engaged in discovery with respect to this matter. The Company accrued an amount in respect of the reasonably estimable probable losses from this claim. Nevertheless, the Company does not believe that the legal proceeding, if adversely decided against the Company, will have a material adverse effect on the Company's business, financial position, results of operations or cash flows.